Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund
(the “Fund”)
SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
EACH DATED MAY 1, 2017
DATED JUNE 14, 2017
Important Notice Regarding Change in Investment Objective
Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq Dorsey Wright People’s Portfolio Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the CBOE® VIX® Tail Hedge Index. The Fund will begin tracking the New Index on or around August 18, 2017.
The New Index will be comprised of either each equity security in the Nasdaq US 500 Large Cap Index or a portfolio of Treasury Bills. The Nasdaq US 500 Large Cap Index includes the securities ranked from 1 to 500 by float market capitalization of the NASDAQ US Benchmark Index. The NASDAQ US Benchmark Index is a float adjusted market capitalization-weighted index designed to track the performance of securities assigned to the United States. Exposure to the equity market is achieved by weighting the securities in the Nasdaq US 500 Large Cap Index in either a market capitalization or equal weight fashion pursuant to Dorsey, Wright & Associates’ proprietary methodology. The allocation of the portfolio devoted to equity securities or Treasury Bills will be determined based upon an analysis of relative strength momentum on an ongoing basis.
Additionally, on or around August 18, 2017, the Fund’s name will change to First Trust Dorsey Wright People’s Portfolio ETF, the ticker symbol for the Fund’s common shares will be changed to DWPP, and the listing of the Fund’s common shares will be transferred to The Nasdaq Stock Market LLC. In addition, Nasdaq, Inc. will serve as the Fund’s index provider.
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE